SUMMARY PROSPECTUS
Franklin Pelagos Commodities Strategy Fund Franklin Alternative Strategies Funds October 1, 2018 as amended April 30, 2019

Class A	Class C	Class R	Class R6	Advisor Class
FLSQX	FLSVX	FLSWX	FPELX	FSLPX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated October 1, 2018, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

On April 29, 2019, the Board of Trustees of Franklin Alternative Strategies Funds, on behalf of Franklin Pelagos Commodities Strategy Fund (Fund), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about August 23, 2019 (Liquidation Date), but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on June 3, 2019, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on June 3, 2019 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on June 3, 2019: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on June 3, 2019, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on June 3, 2019. The Fund will not accept any additional purchases after the close of market on or about August 20, 2019. The Fund reserves the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Fund may declare exempt-interest dividends that are exempt from regular federal personal income tax and taxable distributions of its income and/or capital gain; and (c) an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

Investment Goal

To seek to provide long-term total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 35 in the Fund's Prospectus and under “Buying and Selling Shares” on page 59 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A1	Class C2	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

2. Effective October 5, 2018, Class C shares that have been held for 10 years or more will convert automatically into Class A shares later in the month of October 2018 and will be subject to Class A shares’ lower Rule 12b-1 fees. Thereafter, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions will be are on the basis of the relative net asset values of the two classes, will are not be subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods. (See “Your Account – Choosing a Shares Share Class – Sales Charges - Class C – Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period” for more information.)

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%[1]	None	None
Other expenses
Other expenses of the Fund	0.55%	0.55%	0.55%	0.18%	0.55%
Other expenses of the Subsidiary[2]	0.21%	0.21%	0.21%	0.21%	0.21%
Total annual Fund operating expenses[2]	1.86%	2.61%	2.11%	1.24%	1.61%
Fee waiver and/or expense reimbursement[2]	-0.66%	-0.66%	-0.66%	-0.66%	-0.66%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	1.20%	1.95%	1.45%	0.58%	0.95%

1. Class R distribution and service (12b-1) fees have been restated to reflect the maximum annual rate set by the board of trustees. Consequently, the total annual fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). The waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses) for each class of the Fund do not exceed 0.95%, until September 30, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 666	$ 1,042	$ 1,442	$ 2,559
Class C	$ 298	$ 749	$ 1,326	$ 2,895
Class R	$ 148	$ 597	$ 1,073	$ 2,389
Class R6	$ 59	$ 328	$ 617	$ 1,442
Advisor Class	$ 97	$ 443	$ 814	$ 1,855
If you do not sell your shares:
Class C	$ 198	$ 749	$ 1,326	$ 2,895

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goal by utilizing an actively managed fundamental and quantitative investment process to provide exposure to the commodities markets by (i) investing in commodity-linked derivative instruments and (ii) investing in securities of the U.S. government, its agencies and instrumentalities and other fixed income securities.

The Fund seeks exposure to the commodities markets by investing in commodity-linked derivative instruments including commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, which may provide exposure to foreign and emerging markets. By investing in these derivative instruments, the Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items. When selecting investments, the investment manager uses a fundamental and quantitative process to allocate the Fund's commodity-linked derivative investments among a variety of commodity sectors and indices. The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

The Fund intends to hold its commodity-linked derivative instruments either directly or indirectly through a Cayman Islands based company that is wholly owned by the Fund (the Subsidiary). The purpose of investing in commodity-linked derivative instruments through the Subsidiary is to cause all income or gains from such commodity-related investments to qualify as "good income" for the Fund under the Internal Revenue Code of 1986 (the Code). For a more complete discussion of the tax consequences of the Fund’s investment in the Subsidiary, see “Distributions and Taxes” in the “Fund Details” section. The Subsidiary may also invest in U.S. government securities and other fixed income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

Broad exposure to commodities generally is obtained primarily through the Fund's investments in commodity-linked total return swaps. The Fund also obtains exposure to the commodities markets through the use of commodity futures contracts and options on such contracts or general swaps on specific commodities.

In order to satisfy any asset coverage requirements of the Investment Company Act of 1940 and any other margin or collateral requirements, the Fund also invests in securities of the U.S. government, its agencies and instrumentalities and other fixed income securities. The Fund does not target a specific duration or maturity for the debt securities in which it invests.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Commodities   The Fund's exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity futures, commodity index futures and options on commodity futures and commodity index futures, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. The current or "spot" prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. An investment’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Liquidity   Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the investment at the price at which the Fund has valued the investment. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. Investments with reduced liquidity or that become illiquid involve greater risk than investments with more liquid markets.

Tax   The tax treatment of the Fund’s use of commodity-linked derivative instruments (including commodity-linked notes) may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income for purposes of the Fund’s qualification as a regulated investment company, the Fund might fail to qualify as such and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly only to the extent that such commodity-linked notes constitute securities under section 2(a)(36) of the Investment Company Act of 1940 or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked derivative instruments or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s board of trustees may authorize a change in investment strategy or Fund liquidation.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Foreign Exposure Risk   Investments that provide exposure to foreign countries, whether directly or indirectly, through a futures contract (e.g., foreign currency futures, foreign equity index futures) or other instrument, are subject to a number of risks. Foreign investments typically involve more risks than U.S. investments. Certain of these risks also may apply to investments in U.S. companies with significant foreign operations. These risks can increase the potential for investment loss and may include, among others, currency risks (such as fluctuations in currency exchange rates and currency devaluations); country risks (such as political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and policies limiting or restricting foreign investment or the movement of assets); and risks associated with the state of a country’s financial markets and legal institutions. The risks of foreign investing typically are greater in less developed or emerging market countries.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Advisor Class shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Advisor Class Annual Total Returns

Best Quarter:	Q2'16	15.05%
Worst Quarter:	Q3'15	-13.35%
As of June 30, 2018, the Fund's year-to-date return was 0.45%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2017

	1 Year	5 Years	Since Inception[1]
Franklin Pelagos Commodities Strategy Fund - Advisor Class
Return Before Taxes	1.05%	-7.70%	-6.34%
Return After Taxes on Distributions	1.05%	-7.70%	-6.34%
Return After Taxes on Distributions and Sale of Fund Shares	0.60%	-5.63%	-4.63%
Franklin Pelagos Commodities Strategy Fund - Class A	-5.06%	-9.24%	-7.68%
Franklin Pelagos Commodities Strategy Fund - Class C	-0.84%	-8.83%	-7.44%
Franklin Pelagos Commodities Strategy Fund - Class R	0.62%	-8.34%	-6.96%
Franklin Pelagos Commodities Strategy Fund - Class R6	1.34%	—	-6.89%
Bloomberg Commodity Index (index reflects no deduction for fees, expenses or taxes)	1.70%	-8.45%	-7.60%

1. Since inception for Class A, December 7, 2011; Class C, December 7, 2011; Class R, December 7, 2011; Class R6, January 10, 2014; Advisor Class, December 7, 2011.

Prior to January 1, 2014, the Fund was registered under the Investment Company Act of 1940, but the Fund’s securities were not registered under the Securities Act of 1933, and the Fund privately offered its shares only to other mutual funds in the Franklin Templeton Investments family of mutual funds. The privately offered shares of the Fund were redesignated Advisor Class shares upon the public offering of the Fund.

Historical performance for Class A, Class C and Class R shares prior to their inception is based on the performance of Advisor Class shares. Class A, Class C and Class R performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.75% that was in effect prior to September 10, 2018. Class A shares, however, currently are subject to a maximum front-end sales charge of 5.50% effective on September 10, 2018. If the maximum front-end sales charge of 5.50% was reflected, performance for Class A in the average annual total returns table would be higher.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

FASA, LLC (formerly, Franklin Alternative Strategies Advisers, LLC and doing business as Pelagos Capital Management) (Pelagos).

Portfolio Managers

Stephen P. Burke   Executive Vice President of Pelagos and portfolio manager of the Fund since inception (2011).

John C. Pickart, CFA   Executive Vice President and Chief Financial Officer of Pelagos and portfolio manager of the Fund since inception (2011).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Pelagos Commodities Strategy Fund

Investment Company Act file #811-22641
© 2019 Franklin Templeton. All rights reserved.
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